[GRAPHIC OMITTED]
                                 HILLIARD LYONS


                                  SENBANC FUND
                                SENBANC

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000
                                   (UNAUDITED)

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                              HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                  (502)588-8400
                                  (800)444-1854

SIX MONTHS ENDED DECEMBER 31, 2000


TO: SHAREHOLDERS OF SENBANC FUND


For the calendar year ending December 31, 2000, your Fund's total return was 16.5%. For the first six months of its June fiscal year, your Fund's total return was 22.1%. For the period since its inception, July 8, 1999, total return for Senbanc Fund is 4.8%. These rates of total return exclude sales charges.

For calendar 2000 Senbanc Fund outperformed the S&P 500 Index by 25.6 percentage points.

A Darwinian collapse of `dotcoms' created significant opportunities for value investors in 2000. Bank stocks offered a haven for growth stock investors, as the Nasdaq Composite Index peaked March 13, 2000 and, from there, dropped 51.8% through the end of the year; the Nasdaq Bank Index, in counterpoint, gained 44.3% over that same period.

Investors new to value investing through bank stocks may have had misgivings when the Federal Reserve Board increased short-term interest rates for the sixth time in twelve months, in May 2000. And more so when several large regional banks announced potentially significant write-offs in the face of what they saw as increasing possibilities of delinquent loans if interest rates should continue to rise. From our vantage point now, we can see that these fears were localized, that the rate rise in May was to be the last before economic growth began to stall at the end of the year, and that in January 2001 the Fed would reverse its interest rate stance. Bank stock prices climbed a wall of worry as investors recognized the benefits of consistent earnings growth and downside protection offered by an undervalued industry group.

The holding period for stocks in Senbanc Fund's portfolio is only half the average holding period we anticipate. We are satisfied that the maturity of the portfolio has a direct bearing on the efficiency of its valuation. But we are not satisfied with your Fund's performance. For those who invested only on the first day of the Fund's existence, the rate of return is 3.2%(including sales charge), however, Investors on March 7, 2000, would have benefited from a total return of 22.7% (including sales charge) through year end.

The economy is growing and lower interest rates should increase business activity. We expect strong banks to gain strength in competitive markets. Traditional banking institutions need not be large to thrive. Improvements in bank stock valuations have begun to re-establish differentials between well run banks and others. As the currency of bank stock prices improves, we look for consolidation to remove mid-size regional banks from the economic landscape. Acquirors motivated by the strength of their stock valuation rather than by any strategic view are likely to see their value diminished; investors tend to penalize stock of an acquiring institution if the cost of merger is too high. We expect smaller regional banks to cement their market share through selective acquisitions and to become the most profitable and fastest-growing industry segment. A combination of consistent earnings strength and high returns on capital should generate premium valuations comparable with the most successful businesses in America.



Comparative Performance

                                      One Year               Inception to Date
Total Return                     1/1/00 to 12/31/00         7/8/99 to 12/31/00
---------------                ----------------------     ----------------------
Senbanc Fund (N.A.V)*                  16.5%                        4.8%
Senbanc Fund (Load)*                   13.8%                        3.2%
Nasdaq Bank Index**                    14.7%                        3.7%
S&P Bank Index**                       14.3%                       (9.3)%
S&P 500 Index**                        (9.1)%                      (4.4)%




                                        Yours very truly,


                                        /S/JAMES M. ROGERS

                                        JAMES M. ROGERS
                                        President, Hilliard Lyons Research Trust



* Past performance is no guarantee of future results. The fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. Stock prices of portfolio companies will fluctuate so shares, when redeemed, may be worth less than original cost. The return including "Load" reflects the maximum sales charge of 2.25%. Share price and return will vary and you may have a gain or loss when you sell your shares.
** The Nasdaq Bank Index is an unmanaged index of unlisted banks. The S&P Bank Index is an unmanaged index of 31 of the largest U.S. Banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but do not include any expenses associated with operating a mutual fund.

                                   SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2000

COMMON STOCK -- 83.9%
--------------------------------------------------------------------------------

                                                                        MARKET
SHARES        DESCRIPTION                                                VALUE
----------    --------------                                         -----------
              SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 83.9%
              ------------------------------------------------------------------

     58,100   ABC Bancorp ........................................   $  544,687
     31,300   Alabama National Bancorp ...........................      708,162
     12,000   American Bancorp (OH) ..............................      144,000
     23,250   Area Bancshares Corp. ..............................      383,625
     33,300   Bank One Corp. .....................................    1,219,612
     25,800   Capital Corp of the West ...........................      309,600
     23,800   Cathay Bancorp, Inc. ...............................    1,404,200
     24,800   First Bancorp (NC) .................................      390,600
     10,000   First Charter Corp. ................................      148,750
      3,700   First Financial Bankshares, Inc. ...................      116,319
      9,200   First of Long Island Corp. .........................      354,200
     27,500   First Union Corp. ..................................      764,844
     49,035   Fulton Financial Corp. .............................    1,130,870
     69,400   Granite State Bankshares, Inc. .....................    1,378,241
      5,250   Indiana United Bancorp .............................       77,437
     14,900   KeyCorp ............................................      417,200
     41,800   Merchants Bancshares, Inc. .........................    1,013,650
     26,734   Mid-America Bancorp ................................      608,198
     19,200   NBT Bancorp, Inc. ..................................      280,800
     28,600   Regions Financial Corp. ............................      781,138
     69,200   Republic First Bancorp, Inc.* ......................      259,500
     20,736   State Bancorp, Inc. ................................      265,680
    115,401   Sterling Bancorp (NY) ..............................    2,524,397
     20,200   Summit Bancshares, Inc. (TX) .......................      438,088
     55,500   U.S. Bancorp, Inc. (PA) ............................      235,875
     29,900   UnionBanCal Corp. ..................................      719,469
     57,590   United Security Bancorp (WA)* ......................      647,887
                                                                    ------------
                 TOTAL COMMON STOCK (COST $16,229,903) ...........   17,267,029
                                                                    ------------
                       See notes to financial statements.

                                   SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                   (UNAUDITED)
                                DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                      MARKET
PRINCIPAL     DESCRIPTION                                              VALUE
-----------   -----------                                           -----------
      U.S. GOVERNMENT AGENCY OBLIGATIONS-- 14.3%
--------------------------------------------------------------------------------

 $2,930,000   Federal Home Loan Bank Discount Note,
              5.75%, 01/02/01 ....................................  $ 2,929,532
                                                                    -----------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (COST $2,929,532) ...............................    2,929,532
                                                                    -----------
                 TOTAL INVESTMENTS -- 98.2%
                 (COST $19,159,435) ..............................   20,196,561
                                                                    -----------
                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.8% ....      375,677
                                                                    -----------
                 NET ASSETS-- 100.0% .............................  $20,572,238
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

* Non-income producing security.



                       See notes to financial statements.

                                   SENBANC FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                   (UNAUDITED)
                                DECEMBER 31, 2000

ASSETS:

Investment in securities, at market value
   (cost $19,159,435) ...........................................  $20,196,561
Cash ............................................................        5,135
Receivable for:
   Investment securities sold ...................................      327,474
   Dividends and interest .......................................       90,363
   Capital shares sold ..........................................      101,037
   Reimbursement from advisor ...................................       36,647
Other assets ....................................................        5,981
                                                                   -----------
        Total Assets ............................................   20,763,198
                                                                   -----------
LIABILITIES:

Payables for:
   Capital shares redeemed ......................................      115,428
   Accrued expenses .............................................       75,532
                                                                   -----------
        Total Liabilities .......................................      190,960
                                                                   -----------
NET ASSETS ......................................................  $20,572,238
                                                                   ===========
NET ASSETS CONSIST OF:
Paid-in capital .................................................  $19,485,968
Undistributed net investment income .............................       77,794
Accumulated net realized loss on investments ....................      (28,650)
Net unrealized appreciation on investments ......................    1,037,126
                                                                   -----------
NET ASSETS FOR 1,980,939 SHARES OUTSTANDING .....................  $20,572,238
                                                                   ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
   ($20,572,238/1,980,939 outstanding shares of
   beneficial interest, $0.01 par value, unlimited
   shares authorized) ...........................................  $     10.39
                                                                   ===========
Maximum offering price per share (100/97.75 of $10.39) ..........  $     10.63
                                                                   ===========


                       See notes to financial statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS

                                                                  FOR THE SIX
                                                                  MONTHS ENDED
                                                                 DECEMBER 31,
                                                                      2000
                                                                  (UNAUDITED)
                                                                 ---------------
INCOME:

     Dividends ..................................................  $  276,396
     Interest ...................................................      82,118
                                                                   ----------
          Total Income ..........................................     358,514
                                                                   ----------

EXPENSES:

     Advisory fee ...............................................      56,716
     12b-1 fee ..................................................      56,716
     Accounting/Administrative fee ..............................      49,999
     Transfer agent fee .........................................      19,023
     Custodian fee ..............................................      11,167
     Professional fees ..........................................      24,963
     Shareholder reports ........................................       7,251
     Registration fees ..........................................       8,383
     Trustee's fees .............................................      14,737
     Miscellaneous ..............................................       9,831
                                                                   ----------
          Total expenses ........................................     258,786
               Expenses reimbursed and fees waived ..............     (93,363)
                                                                   ----------
          Net expenses ..........................................     165,423
                                                                   ----------
NET INVESTMENT INCOME ...........................................     193,091
                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss on investments ...........................     (28,657)
     Net change in unrealized appreciation
        (depreciation) on investments ...........................   3,559,637
                                                                   ----------
     Net realized and unrealized gain on investments ............   3,530,980
                                                                   ----------
     Net increase in net assets resulting
        from operations .........................................  $3,724,071
                                                                   ==========


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                        FOR THE SIX
                                                                                        MONTHS ENDED        FOR THE PERIOD
                                                                                        DECEMBER 31,         JULY 8, 1999*
                                                                                            2000                THROUGH
                                                                                         (UNAUDITED)         JUNE 30, 2000
                                                                                      ----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
     Net investment income .....................................................       $   193,091           $   306,041
     Net realized gain (loss) on investments ...................................           (28,657)              143,592
     Net change in unrealized appreciation (depreciation) on investments .......         3,559,637            (2,522,511)
                                                                                       -----------           -----------
          Net increase (decrease) in net assets resulting from operations ......         3,724,071            (2,072,878)
                                                                                       -----------           -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
     Net investment income .....................................................          (115,297)             (306,041)
     Net realized gains on investments .........................................          (143,585)                   --
                                                                                       -----------           -----------
          Total Distributions ..................................................          (258,882)             (306,041)
                                                                                       -----------           -----------

FROM SHARE TRANSACTIONS(a):
     Proceeds from shares sold .................................................         1,319,629            20,521,985
     Shares reinvested .........................................................           240,981               282,122
     Shares redeemed ...........................................................        (1,226,964)           (1,651,785)
                                                                                       -----------           -----------
          Net increase in net assets from Fund share transactions ..............           333,646            19,152,322
                                                                                       -----------           -----------
TOTAL INCREASE IN NET ASSETS ...................................................         3,798,835            16,773,403
                                                                                       -----------           -----------

NET ASSETS:
     Beginning of period .......................................................        16,773,403                    --
                                                                                       -----------           -----------
     End of period .............................................................       $20,572,238           $16,773,403
                                                                                       ===========           ===========


                                                                                                     SHARES
                                                                                       ----------------------------------
(a)CAPITAL SHARE TRANSACTIONS:
     Shares sold ...............................................................           138,402             2,099,150
     Shares reinvested .........................................................            23,978                31,890
     Shares redeemed ...........................................................          (127,857)             (184,624)
                                                                                       -----------           -----------
          Net increase in shares ...............................................            34,523             1,946,416
                                                                                       ===========           ===========


* Commencement of operations.

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                FOR THE SIX
                                                                                MONTHS ENDED  FOR THE PERIOD
                                                                                DECEMBER 31,   JULY 8, 1999*
                                                                                    2000          THROUGH
                                                                                 (UNAUDITED)   JUNE 30, 2000
                                                                               -------------  ---------------
Net asset value:
   Beginning of period .......................................................    $  8.62        $ 10.00
                                                                                  -------        -------
Investment operations:
Net investment income ........................................................       0.10           0.16
Net realized and unrealized gain (loss) on investments .......................       1.80          (1.38)
                                                                                  -------        -------
Total from investment operations .............................................       1.90          (1.22)
                                                                                  -------        -------
Less distributions from:
Net investment income ........................................................      (0.06)         (0.16)
Net realized gains on investments ............................................      (0.07)            --
                                                                                  -------        -------
Total distributions ..........................................................      (0.13)         (0.16)
                                                                                  -------        -------
Net asset value:
   End of period .............................................................    $ 10.39        $  8.62
                                                                                  =======        =======
Total Investment Return (excludes sales charge) ..............................      22.13%**      (12.20%)**

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA

Ratio of operating expenses to average net assets, including waivers .........       1.75%***       1.75%***
Ratio of operating expenses to average net assets, excluding waivers .........       2.74%***       2.75%***
Ratio of net investment income to average net assets, including waivers ......       2.04%***       1.98%***
Ratio of net investment income to average net assets, excluding waivers ......       1.05%***       0.98%***
Portfolio turnover rate ......................................................      14.54%**       12.93%**
Net assets, end of period (000s omitted) .....................................    $20,572        $16,773

*   Commencement of Operations
**  Not Annualized
*** Annualized


                       See Notes to Financial Statements.

                                  SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. DESCRIPTION OF THE FUND

Senbanc Fund (the "Fund") is a series of Hilliard Lyons Research Trust (the "Trust"), a non-diversified, open-ended management investment company organized as a Delaware business trust. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. Currently, the Fund is the only series authorized and outstanding. The Fund commenced operations on July 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION: The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith pursuant to procedures adopted by the Board of Trustees.

FEDERAL INCOME TAXES: The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

OTHER: Investment security transactions are accounted for on a trade date basis. The Fund uses the specific cost identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. PORTFOLIO TRANSACTIONS

During the period ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

                     Purchases ..................   $2,751,584
                     Sales ......................    3,495,319

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 2000, the gross unrealized appreciation and depreciation of investments was $2,046,887 and $1,009,761, respectively, resulting in net unrealized appreciation of $1,037,126.

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES

Hilliard Lyons Research Advisors (the "Advisor"), a division of J.J.B. Hilliard, W.L. Lyons, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. The Advisor has agreed to waive its advisory fee and reimburse fund expenses in order to limit the total annual operating expenses of the Fund to 1.75% of average daily net assets. During the period ended December 31, 2000, the Advisor waived its fee in the amount of $56,716, and reimbursed the Fund in the amount of $36,647.

PFPC Inc. ("PFPC"), an affiliate of the Advisor, serves as administrator, accounting agent and transfer agent to the Trust pursuant to separate agreements with the Trust.

PFPC Trust Company, an affiliate of the Advisor, serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

J.J.B. Hilliard, W.L. Lyons, Inc. ("Distributor"), an affiliate of the Advisor, manages the Fund's distribution efforts since September 1, 2000. The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to allow the Fund to reimburse the Distributor for certain expenses incurred in connection with distribution activities. The Trustees have authorized a payment of up to 0.60% of the Fund's average daily net assets annually to reimburse the Distributor for such expenses. Prior to September 1, 2000, Provident Distributors, Inc. served as the Trust's distributor.

Certain Trustees and officers of the Trust are also officers or directors of the Advisor. Trustees and officers of the Trust who are "interested persons" of the Trust receive no compensation from the Trust.

5. INDUSTRY CONCENTRATION RISK

Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES

                   William W. Crawford, Jr.   W. Patrick Mulloy
                   Robert L. Decker           James W. Stuckert


                                    OFFICERS

                   James W. Stuckert-- CHAIRMAN
                   James M. Rogers-- PRESIDENT
                   Alan F. Morel-- VICE PRESIDENT
                   Joseph C. Curry, Jr.-- TREASURER
                   Jeannie Oster-- SECRETARY
                   Ann F. Cody-- ASST. SECRETARY
                   Pat A. Colletti-- ASST. SECRETARY


                                   DISTRIBUTOR

                   J.J.B. Hilliard, W.L. Lyons, Inc.
                   501 South 4th Street
                   Louisville, KY 40202


                                 TRANSFER AGENT

                   PFPC Inc.
                   400 Bellevue Parkway
                   Wilmington, DE 19809


                                    CUSTODIAN

                   PFPC Trust Company
                   The Eastwick Center
                   8800 Tinicum Blvd.
                   Philadelphia, PA 19153


                                    AUDITORS

                   Ernst & Young LLP


                                  LEGAL COUNSEL

                   Vedder, Price, Kaufman & Kammholz


This report is intended for the information of shareholders of the Senbanc Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.



                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000
                                   (UNAUDITED)